                                                                                                    EXHIBIT 10(b)

                                     SECOND AMENDMENT TO TERM CREDIT AGREEMENT

         This Second Amendment to Term Credit Agreement (this "Second Amendment"), dated as of May 13, 2002, is by and between Acxiom Corporation, a Delaware corporation (the "Borrower") and JPMorgan Chase Bank, successor in interest by merger to The Chase Manhattan Bank (the "Lender").

                                               W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender are parties to that certain Term Credit Agreement dated as of
September 21, 2001 (as amended or otherwise modified from time to time, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such term in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Lender has made the Loan to the Borrower; and

         WHEREAS, the Borrower has advised the Lender that certain Defaults and Events of Default have occurred under clauses (c) and (d) of Article VIII of the Credit Agreement as a result of (a) the Borrower guaranteeing the obligations of Kidco Holdings, Inc. owing to Mercantile Bank of Arkansas National Association (as more fully described in paragraph 2 of Exhibit A attached hereto), which guaranty obligations constitute Indebtedness not permitted by Section 6.01 of the Credit Agreement; (b) the Borrower guaranteeing the obligations of Cope's
Aircraft Services, Inc. owing to First Community Bank (as more fully described in paragraph 3 of Exhibit A), which guaranty obligations constitute Indebtedness not permitted by Section 6.01 of the Credit Agreement; (c) the
Borrower granting a Lien on substantially all of its personal property to Softech Financial in connection with a lease agreement in violation of Section 6.02 of the Credit Agreement (as more fully described in paragraph 1 of
Exhibit A); (d) the Borrower's inadvertent failure to disclose at the closing of the Revolving Credit Agreement and the First Amendment the existence of the Indebtedness described in paragraphs 2 and 3 of Exhibit A as required by Section 3.04(b) of the Credit Agreement; and (e) the Borrower's inadvertent failure to disclose at the closing of the Revolving Credit Agreement and the First Amendment the existence of the Lien described in paragraph 1 of Exhibit A as required by Section 3.05(a) of the Credit Agreement (the "Existing Defaults" and the
covenants described in this paragraph, herein the "Violated Covenants"), and, in accordance with the Credit
Agreement, the Borrower has requested that the Lender waive the Existing Defaults; and

         WHEREAS, the Borrower has further requested that the Lender amend certain provisions of the Credit
Agreement, and, subject to satisfaction of the conditions set forth herein, the Lender is willing to amend the
Credit Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

Section 1.        Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended effective as of the date hereof in the manner provided in this Section 1.

                                                        1

1.1      Additional Definition.  Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definition of "Second Amendment" which shall read in full as follows:

                  "Second Amendment" means that certain Second Amendment to Term Credit Agreement dated as of
May 13, 2002, between the Borrower and the Lender.

1.2      Amendments to Definitions.  The definitions of "Intercreditor Agreement" and "Loan Documents" set forth in Section 1.01 of the Credit Agreement are amended to read in full as follows:

                  "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of September 21,
2001, executed by and among the Borrower, the Guarantors, the Collateral Agent, the Revolver Agent, Bank of
America, N.A., as agent for the participants in the Synthetic Real Property Lease, the Lender and the Letter of
Credit Bank, as amended by that certain First Amendment to Intercreditor Agreement dated as of January 28, 2002, and Second Amendment to Intercreditor Agreement dated as of May 13, 2002, and as the same may be further amended or otherwise modified.

                  "Loan Documents" means this Agreement, the First Amendment, the Second Amendment, the Term
Notes, the Subsidiary Guaranty, the Security Agreement, the Mortgages, the Intercreditor Agreement and all other certificates, agreements and other documents or instruments now or hereafter executed and/or delivered pursuant to or in connection with the foregoing and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

1.3      Amendment to Debt Covenant.  Section 6.01(a) of the Credit Agreement is amended to read in full as follows:

"(a) The  Borrower  will not,  and will not permit any  Subsidiary  to,  create, incur, assume or permit to exist any Indebtedness, except:

     (i)  Indebtedness  created under the Loan  Documents  and the  Subordinated
          Debt Documents;

     (ii) Indebtedness   existing   on  January   28,  2002  and  set  forth  in
          Schedule 6.01  and extensions,  renewals and  replacements of any such
          Indebtedness that do not increase the outstanding principal amount

                                                        2

          thereof or result in an earlier maturity date or decreased weighted average life thereof; provided, that, the Indebtedness outstanding under or in respect of the Senior Notes, the letter of credit securing the payment thereof, and the May & Speh Notes is not permitted after May 31, 2002;

     (iii)Indebtedness  owed  by a  Subsidiary  to the  Borrower  or  owed  by a
          Subsidiary to its parent incurred in accordance with the  restrictions set forth in Section 6.04;  provided that (A) the  obligations of each obligor of such  Indebtedness must be subordinated in right of payment to any  liability  such obligor may have for the  obligations  arising hereunder  from and after such time as any portion of the  obligations arising  hereunder or under any other Loan Documents  shall become due
          and  payable   (whether  at  stated   maturity,   by  acceleration  or
          otherwise),  (B) such  Indebtedness  must be incurred in the  ordinary course of business or incurred  to finance  general  corporate  needs,
          (C) such   Indebtedness  must  be  provided  on  terms  customary  for intercompany  borrowings  among the Borrower and the  Subsidiaries  or must be made on such  other  terms and  provisions  as the  Lender may reasonably  require,  and  (D) the  sum of the  aggregate  outstanding amount of the obligations of Excluded Subsidiaries guaranteed pursuant to clause  1.6(iv)  below  plus the  aggregate  outstanding  principal amount of the loans and advances made to Excluded  Subsidiaries by the
          Borrower and the Subsidiaries (such sum the "Excluded  Subsidiary Loan and Guaranty  Amount")  shall not at any time exceed the Dollar Amount equal to  $20,000,000  (the  "Excluded  Subsidiary  Loan and  Guaranty
          Limit");

     (iv) Guarantees by the Borrower or a Subsidiary of  (A) Indebtedness of any
          of its wholly owned direct  Subsidiaries;  (B) trade  accounts payable owed by any of its wholly owned direct Subsidiaries and arising in the ordinary  course of business;  or  (C) operating  leases of any of its wholly owned direct  Subsidiaries  entered into in the ordinary course
          of  business;   provided  that:  (1) the  Indebtedness  guaranteed  is
          otherwise permitted  hereunder;  (2) no Default exists or would result from such Guarantee; and (3) the Excluded Subsidiary Loan and Guaranty
          Amount  shall not exceed the  Excluded  Subsidiary  Loan and  Guaranty
          Limit;

     (v)  Guarantees incurred in the ordinary course of business with respect to surety and appeal bonds,  performance and  return-of-money  bonds, and other  similar  obligations  not  exceeding at any time  outstanding a
          Dollar Amount equal to $5,000,000 in aggregate liability;

     (vi) Indebtedness    constituting   obligations   to   reimburse   worker's
          compensation  insurance companies for claims paid by such companies on the  Borrower's  or a  Subsidiaries'  behalf  in  accordance  with the policies issued to the Borrower and the Subsidiaries;

     (vii)Indebtedness  arising in connection  with Hedging  Agreements  entered into in the  ordinary  course of business to enable the  Borrower or a
          Subsidiary  (A) to limit the market risk of holding currency in either the cash or futures  market,  or (B) to fix or limit the Borrower's or any Subsidiaries' interest expense;

     (viii) the obligations arising under the Synthetic Real Property Lease, the
          Synthetic  Airplane Lease Facility and the Synthetic  Equipment  Lease
          Facility; provided, however,  notwithstanding anything to the contrary herein or in the Revolving Credit Agreement, the amount of funding for construction  after August 14,  2001 under the Synthetic Real Property
          Lease  (excluding  any fundings for  construction  under the Synthetic
          Real Property Lease prior to August 14,  2001) shall not, at any time, exceed $26,000,000 in aggregate amount;

                                                      3

     (ix) Indebtedness  arising in connection  with  preferred  Equity  Interest permitted to be issued in accordance with Section 6.01(b);

     (x)  Indebtedness  for borrowed  money not otherwise  permitted  under this
          Section 6.01 of any Excluded  Subsidiary  provided  that the aggregate outstanding  amount  of all such  Indebtedness  shall  not at any time exceed the Dollar Amount equal to $5,000,000;

     (xi) Indebtedness  arising as a result of the  licensing of software by the
          Borrower and the Subsidiaries; and

     (xii)the  following  Indebtedness  which  may  only be  created,  incurred, assumed or  permitted  to exist if no Default  exists or would  result therefrom:

          (A)  Indebtedness  of the  Borrower  or  any  Subsidiary  incurred  to finance the acquisition, construction or improvement of any fixed or capital assets (but excluding the  acquisition of assets which constitute a business unit of a Person),  including Capital Lease
               Obligations and any  Indebtedness  assumed in connection with the acquisition  of any such  assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and  replacements of any such  Indebtedness  that do not increase the outstanding  principal amount thereof or result in an earlier
               maturity  date  or  decreased   weighted  average  life  thereof;
               provided that (1) such  Indebtedness (other than any Indebtedness incurred in connection  with any sale and leaseback  transactions permitted  hereby) is  incurred  prior to or within 90 days after such  acquisition  or the  completion  of  such  construction  or improvement;  (2) such Indebtedness does not exceed the amount of the purchase price or the costs of  construction  or improvement, as the case may be, of the applicable asset; and (3) after giving proforma  effect to such  Indebtedness,  the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of the Borrower;

          (B)  Indebtedness   (including   Capital  Lease  Obligations)  of  the
               Borrower   incurred  to   refinance   the  Conway   Facility  and
               extensions,  renewals and  replacements of any such  Indebtedness that do not increase the outstanding  principal amount thereof or result in an earlier maturity date or decreased  weighted average life thereof;  provided that (1) the aggregate  principal  amount thereof does not exceed  $45,000,000;  (2) such Indebtedness does not exceed the appraised  value of the Conway  Facility;  (3) the maturity  date of such  Indebtedness  does not occur prior to the
               Maturity  Date;  (4)  after  giving   proforma   effect  to  such

                                                       4

               Indebtedness,  the Borrower  shall be in compliance  with Section
               7.02  as of  the  most  recently  ended  fiscal  quarter  of  the
               Borrower;  and (5) the Borrower shall comply with Section 6.06 in connection with the Net Proceeds of such financing;

          (C)  Indebtedness  of any Person that becomes a  Subsidiary  after the date  hereof  or  is  merged  with  or  into  the  Borrower  or a
               Subsidiary in accordance with the  permissions  herein set forth;
               provided  that  (1) such  Indebtedness  exists  at the time  such
               Person  becomes a Subsidiary  or was so merged and is not created in  contemplation of or in connection with such Person becoming a
               Subsidiary or merger; and (2)after giving proforma effect to such
               Indebtedness   and  the  EBITDAR  of  the  Person  who  became  a
               Subsidiary, the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of the Borrower;

          (D)  unsecured  Indebtedness  of the Borrower and of the Guarantors of
               the type  described in clauses (a), (b), (c), (e), and (l) of the definition thereof, in addition to the Indebtedness  permitted by clauses  (i)  through  (xi)  of  this  Section  6.01(a)  and  the foregoing clauses (A), (B), and (C); provided, that, after giving
               proforma   effect  to  the   Indebtedness   incurred   under  the
               permissions  of this clause  (xii)(D),  the Borrower  shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter  of the  Borrower  and no Default  shall  exist as result therefrom; and

          (E)  unsecured  Indebtedness  arising under  Guarantees  which are not
               permitted   under   clauses   (ii),   (iv)   and   (v)  of   this
               Section 6.01(a)  provided that,  after giving  proforma effect to the  Indebtedness  incurred under the  permissions of this clause
               (xii)(E):   (i)  the  Borrower   shall  be  in  compliance   with
               Section 7.02  as of the most recently ended fiscal quarter of the
               Borrower,  and (ii) the aggregate amount of Indebtedness incurred under the  permissions  of this clause  (xii)(E) shall not exceed
               $4,000,000."

1.4      Amendment to Asset Sales Covenant.  Section 6.05(d) of the Credit Agreement is amended to read in full as follows:

                  "(d)     sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section 6.05 (such other sales, transfers and other dispositions herein the "Dispositions"), if:  (i) no Default exists or would result therefrom and (ii) after giving effect to such Disposition, the aggregate book value of all such assets sold, transferred or otherwise disposed of since January 28, 2002, under the permissions of this
         Section 6.05(d) would not exceed a Dollar Amount equal to the greater of (1) $45,000,000, or

                                                       5

         (2) twelve percent (12%) of the Accumulated Asset Value, calculated as of the date of the
         Disposition. Notwithstanding the foregoing, the Borrower may make a Disposition and the book value of the assets shall not be required to be included in the foregoing computation if no
         Default exists or would result from such Disposition and (A) such Disposition is pursuant to the Synthetic Equipment Lease Facility, Synthetic Real Property Lease or another sale and leaseback transaction permitted under Section 6.06, or (B) the Borrower shall, within 180 days after such Disposition, invest the Net Proceeds thereof in Collateral for use in the business of the Borrower and the Subsidiaries;

         provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by Section 6.05(b) above) shall be made for fair value.  For purposes of this
         Section 6.05, "Accumulated Asset Value" means, as of the date of determination, the sum of
         (a) the Asset Value (as defined in Section 7.04) as of December 31, 2001 plus (b) the increases
         (or minus the decreases) in the Asset Value since December 31, 2001 as reflected in the
         Borrower's consolidated balance sheet for each completed calendar year occurring subsequent to
         December 31, 2001 prior to the date of determination."

1.5      Amendment to Leverage Ratio Covenant.  The definition of "Total Indebtedness" contained in Section 7.02 of the Credit Agreement is amended to read in full as follows:

                  "Total Indebtedness" means, at the time of determination, the sum of the following determined for the Borrower and the Subsidiaries on a consolidated basis (without duplication):  (a) the amount of the outstanding principal balance of the Loan under this
         Agreement as of the date of determination; plus (b) all obligations for borrowed money, other than the Loan, or with respect to deposits or advances of any kind; plus (c) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, other than the
         Loan; plus (d) all obligations of such Person upon which interest charges are customarily paid, other than the Loan; plus (e) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; plus (f) all obligations of such Person in respect of the deferred purchase price of property or services
         (excluding current accounts payable incurred in the ordinary course of business); plus (g) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (provided that for purposes of this clause (g) the amount of any such Indebtedness shall be deemed not to exceed the higher of the market value or the book value of such assets); plus (h) all Capital
         Lease Obligations; plus (i) all obligations, contingent or otherwise, of such Person: (1) as an account party in respect of letters of credit and letters of guaranty; (2) arising under all
         Guarantees of such Person incurred under the permissions of Section 6.01(a)(xii)(E); and
         (3) arising under the Guarantees of such Person described under item C on Schedule 6.01; plus
         (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances;
         plus (k) all obligations, contingent or otherwise, for the payment of money under any

                                                                6

         non-compete, consulting or similar agreement entered into with the seller of a Target or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition; plus (l) all Indebtedness arising in connection with Hedging Agreements and preferred Equity Interests; plus (m) the net present value of all future payments to be made under all Synthetic Leases (excluding the Synthetic Real Property Lease) and any other operating leases (calculated by discounting all payments from their respective due dates to the date of determination in accordance with accepted financial practice, on the basis of a 360-day year and at a discount factor equal to 8%); plus (n) the total outstanding fundings under the
         Synthetic Real Property Lease; minus (o) to the extent included in clauses (a) through (n) of this definition, the amount reflected on the Borrower's consolidated balance sheet as software license liabilities; minus (p) the actual outstanding principal amount of the May & Speh Notes and the Senior Notes; provided that, in determining "Total Indebtedness," the amounts described in clause (p) shall only be subtracted if "Total Indebtedness" is being calculated during the period after the Borrower has received the proceeds of the Subordinated Debt but prior to the earlier of (i) the first date when the May & Speh Notes are required to be redeemed and the
         Senior Notes prepaid as determined herein, or (ii) the first date when the May & Speh Notes are actually redeemed or converted in full and the Senior Notes actually prepaid either directly or as a result of a draw on the letter of credit securing the payment thereof.  The deferred purchase price of property or services to be paid through earnings of the purchaser to the extent such amount is not characterized as liabilities in accordance with GAAP shall not be included in "Total Indebtedness."

1.6      Revised Schedules.  Schedules 6.01 and 6.02 of the Credit Agreement shall be replaced in their entirety with Schedules 6.01 and 6.02 attached hereto and made a part hereof.

Section 2.        Limited Waiver and Consent.  In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Lender hereby waives the Existing Defaults (such waiver being referred to herein as the "Limited Waiver"); provided, that the Limited Waiver is expressly limited as follows:
(x) such waiver is limited solely to the Limited Waiver, (y) such Limited Waiver shall not be applicable to any provision of any Loan Document other than as expressly set forth herein, and (z) such Limited Waiver is a limited, one-time waiver and nothing contained herein shall obligate the Lender to grant any additional or future waiver with respect to any provision of any Loan Document.  Additionally, to induce the Lender to grant such
Limited Waiver, the Borrower agrees that: (a) the Lien described on Schedule 6.02 in the Borrower's assets in favor of Bankers/Softech Division of EAB Leasing Corp. shall not at any time secure debt or other obligations in an aggregate amount in excess of $2,000,000; and (b) at no time shall both of the following have occurred: (i)
Bankers/Softech Division of EAB Leasing Corp. or any Affiliate thereof have a perfected security interest in any collateral or asset of the Borrower or any Subsidiary (other than the property that is leased under the
Borrower's lease agreement with EAB Leasing Corp.) and (ii) any judgment have been rendered against the Borrower or any Subsidiary in favor EAB Leasing Corp. or any of its Affiliates which shall remain undischarged for a period of five (5) or more Business Days during which execution shall not be effectively stayed, or any action
(including without limitation self-help remedies) shall be legally taken by EAB Leasing Corp. or any of its
Affiliates to attach, seize or levy upon any collateral or assets of the Borrower or any Subsidiary (other than

                                                            7

the property that is leased under the Borrower's lease agreement with EAB Leasing Corp.) to enforce or collect the obligations of the Borrower or any Subsidiary. Furthermore, the Borrower agrees that the waiver specifically described herein shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of the further violation the Violated Covenants or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default.  The failure to comply with the Violated Covenants at any time other than as described above in the definition of Existing Defaults shall constitute an Event of Default.  The failure of any representation, warranty or certification made or deemed made by or on behalf of the Borrower in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made shall constitute an Event of Default.

Section 3.        Conditions Precedent.  The amendments to the Credit Agreement contained in Section 1 hereof shall become effective as of the date hereof (herein referred to as the "Effective Date") provided each of the following conditions is satisfied (or waived in writing by the Lender), on or prior to such date:

3.1      Amendment.  The Lender (or its counsel) shall have received from the Borrower and each Guarantor a counterpart of this Second Amendment signed on behalf of such party.

3.2      Amendment to Intercreditor Agreement.  The Lender shall have received from each required party thereto either (a) a counterpart of that certain Second Amendment to Intercreditor Agreement, signed on behalf of each such required party, or (b) written evidence satisfactory to the Lender that each such party has signed a counterpart of such amendment.

3.3      Revolving Credit Agreement.  The Lender shall have received a fully executed copy of that certain Waiver and First Amendment to Amended and Restated Credit Agreement (or written evidence satisfactory to the Lender that such agreement has been fully executed).

3.4      Fees and Expenses.  The Lender shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

3.5      Representations and Warranties.  The representations and warranties of the Borrower set forth in
Section 4 hereof shall be true and correct.

3.6      No Default.  After giving effect to the amendments set forth in Section 1 hereof, and the Limited Waiver set forth in Section 2 hereof, no Default shall have occurred and be continuing.

The Lender shall notify the Borrower of the Effective Date, and such notice shall be conclusive and binding.

                                                        8

Section 4.Representations and Warranties of the Borrower.  To induce the Lender to enter into this Second
Amendment, the Borrower hereby represents and warrants to the Lender as follows:

4.1      Reaffirmation of Representations and Warranties.  Each representation and warranty of the Borrower and each Guarantor contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof after giving effect to the amendments set forth in Section 1 hereof and the Limited Waiver set forth in
Section 2 hereof.

4.2      Due Authorization, No Conflicts.  The execution, delivery and performance by the Borrower of this Second
Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except to the extent permitted by the Loan Documents.

4.3      Validity and Binding Effect.  This Second Amendment constitutes the valid and binding obligations of the
Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4      No Defenses.  The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.

4.5      Absence of Defaults.  After giving effect to the amendments set forth in Section 1 hereof, and the
Limited Waiver set forth in Section 2 hereof, neither a Default nor an Event of Default has occurred which is continuing.

Section 5.        Miscellaneous.

5.1      Reaffirmation of Loan Documents.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  The
Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.

5.2      Parties in Interest.  All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3      Counterparts.  This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until counterparts hereof have been executed by the Borrower and the Lender.  Facsimiles shall be effective as originals.

                                                                9

5.4      Complete Agreement.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT
THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN
ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.5      Headings.  The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second
Amendment, nor affect the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                             [Signature Pages Follow]

                                                        10

                                                  SIGNATURE PAGE
                                                        TO
                                     SECOND AMENDMENT TO TERM CREDIT AGREEMENT
                                                  BY AND BETWEEN
                                                ACXIOM CORPORATION
                                              AND JPMORGAN CHASE BANK

                                                  [Signature Page]

                                                     ACXIOM CORPORATION

                                                     By: /S/ DATHAN A. GASKILL
                                                        ----------------------------------
                                                     Name: Dathan A. Gaskill
                                                     Title: Corporate Finance Leader

                                                     JPMORGAN CHASE BANK

                                                     By: /S/ ALLEN K. KING
                                                        ----------------------------------
                                                     Name:    Allen K. King, Vice President
                                                     By:      JP Morgan Chase Bank

                                                 Guarantor Consent

         Each of the undersigned Guarantors (i) consent and agree to this Second Amendment, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

                                                   ACXIOM ASIA, LTD.
                                                   ACXIOM CDC, INC.
                                                   ACXIOM/DIRECT MEDIA, INC.
                                                   ACXIOM/MAY & SPEH, INC.
                                                   ACXIOM PROPERTY DEVELOPMENT, INC.
                                                   ACXIOM/PYRAMID INFORMATION SYSTEMS, INC.
                                                   ACXIOM RM-TOOLS, INC.
                                                   ACXIOM SDC, INC.
                                                   ACXIOM TRANSPORTATION SERVICES, INC.
                                                   GIS INFORMATION SYSTEMS, INC.
                                                   ACXIOM UWS, LTD.

                                                   By: /S/ DATHAN A. GASKILL
                                                      -------------------------------------------
                                                          Dathan A. Gaskill, Vice President and
                                                          Assistant Treasurer of all Guarantors

                                                     EXHIBIT A
                                                        to
                                     Second Amendment to Term Credit Agreement

                                                 Existing Defaults

1.       Acxiom Corporation entered into a lease agreement, dated as of September 22, 1999, with Softech
Financial ("Softech") pursuant to which Acxiom Corporation granted to Softech a security interest in substantially all of the personal property of Acxiom Corporation. The debt or other obligations secured by such security interest does not exceed a maximum amount equal to $2,000,000.

2.       Acxiom Corporation entered into that certain Continuing Payment and Performance Guaranty dated as of
October 30, 1998, as amended, pursuant to which Acxiom Corporation unconditionally guaranteed the obligation of
Kidco Holdings, LLC ("Kidco") to make timely payments of the principal amount owed, plus accrued interest, when the same become due, under that certain Promissory Note, dated as of October 30, 1998, as amended, between
Mercantile Bank of Arkansas National Association, as lender, and Kidco, as borrower, in the principal amount of
$1,184,500.00. As of March 22, 2002, the balance of such loan was $1,138,176.00. It is currently contemplated that Kidco's obligations under the Promissory Note referenced above will be refinanced at a new financial institution. Therefore, as a result of such re-financing, each of the above-referenced Payment and Performance
Guarantee and Promissory Note will be restated in its entirety; provided, that the outstanding balance of the refinanced Promissory Note (and resulting guarantee obligations of Acxiom Corporation) will not exceed in the aggregate $1,184,500.

3.       Acxiom Corporation entered into a guaranty arrangement with First Community Bank ("First Community")
pursuant to which Acxiom Corporation guaranteed the obligation of Cope's Aircraft Services, Inc. ("Cope's") to make timely payments of the principal amount owed, when the same become due, under a loan arrangement from First
Community to Cope's in the principal amount of $280,000.00. As of February 13, 2002, the balance of such loan was
$238,916.65.

                                                        A-1

                                                   SCHEDULE 6.01

                                                        to

                                                ACXIOM CORPORATION
                                               TERM CREDIT AGREEMENT

                                Existing Indebtedness and Preferred Equity Interest

                                             A. Existing Indebtedness

  ======= ========================================== ===================== =============================================
                                                          Principal
                                                      Outstanding as of
                         Description                  December 31, 2001                       Liens
  ======= ========================================== ===================== =============================================
  1.      Subordinated Debt                                 Not to exceed  Unsecured
                                                             $205,000,000
                                                       (outstanding as of
                                                       the Effective Date
                                                             of the First
                                                               Amendment)
  ======= ========================================== ===================== =============================================
  2.      May & Speh Notes                               $114,998,000  Unsecured
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  3.      6.92% Senior Notes due March 30, 2007               $25,714,286  Secured pursuant to Intercreditor Agreement
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  4.      Revolver Debt                                      $175,000,000 1 Secured pursuant to Intercreditor Agreement
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  5.      Capital Lease Obligations                           $13,248,000  Secured by Lien on land located in Downers
                                                                           Grove, Illinois and the related building
                                                                           and other related real and personal
                                                                           property assets of Acxiom/May & Speh, Inc.
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  6.      Software license liabilities                        $89,655,000  Interest is software licenses arising under
                                                                           related agreements.
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  7.      Construction loan                                    $9,211,000  Secured by Lien on land located in Conway,
                                                                           Arkansas and the related building and other
                                                                           related real and personal assets of Borrower
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  8.      Mortgage loan                                        $2,059,000  Secured by Lien on land located in Conway,
                                                                           Arkansas and the related building and other
                                                                           related real and personal assets of Borrower
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  9.      Aircraft lease Agreement with General               $11,222,000 2 Secured by Lien on Aircraft (as defined in
          Electric Capital Corporation                                     the Aircraft Lease Agreement)
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  10.     Other capital leases, debt and long-term               $668,000  Secured by various Liens on assets of
          liabilities                                                      Borrower and/or its Subsidiaries with a
                                                                           book value of less than $500,000.
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  11.     Synthethic lease with General Electric             $159,699,0002 Secured by liens on equipment
          Capital Corporation
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  12.     Chenal Joint Venture building loan to                $8,457,000  Secured by lien on Chenal building
          partnership in which Borrower is a
          general partner
  ------- ------------------------------------------ --------------------- ---------------------------------------------

                                                        Page 6.01 - 1

  13.     Riverdale Joint Venture building loan                $4,554,000  Secured by lien on Acxiom Plaza building
          partnership in which Borrower is a                               (amount represents total loan)
          general partner
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  14.     Outstanding letters of credit                       $10,658,000  unsecured
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  15.     Capital Lease obligations resulting from    $4,035,000; balance  Secured by liens on equipment underlying
          refinancing of sale-leaseback                    is expected to  lease.
          transaction with Technology Investment      increase to no more
          Partners, LLC                                  than $18,000,000
                                                           upon receiving
                                                        remaining funding
  ======= ========================================== ===================== =============================================

--------
   1   Amount represents total commitment under Revolving Credit Agreement.
   2   Amount represents total amount drawn through December 31, 2001.

B.  Preferred Equity Interests.

         1.       Acxiom CDC, Inc. has issued an outstanding 60 shares of preferred stock (50 shares issued to
Borrower and 10 shares to Trans Union LLC).  All outstanding common and preferred stock of Acxiom CDC, Inc. has been pledged to Trans Union LLC.

C.       Guarantees

         1.       Acxiom Corporation entered into that certain Continuing Payment and Performance Guaranty dated as of October 30, 1998, as amended, pursuant to which Acxiom Corporation unconditionally guaranteed the obligation of Kidco Holdings, LLC ("Kidco") to make timely payments of the principal amount owed, plus accrued interest, when the same become due, under that certain Promissory Note, dated as of October 30, 1998, as amended, between Mercantile Bank of Arkansas National Association, as lender, and Kidco, as borrower, in the principal amount of $1,184,500.00. As of March 22, 2002, the balance of such loan was $1,138,176.00. It is currently contemplated that Kidco's obligations under the Promissory Note referenced above will be refinanced at a new financial institution. Therefore, as a result of such re-financing, each of the above-referenced Payment and
Performance Guarantee and Promissory Note will be restated in its entirety; provided, that the outstanding balance of the refinanced Promissory Note (and resulting guarantee obligations of Acxiom Corporation) will not exceed in the aggregate $1,184,500.

         2.       Acxiom Corporation entered into a guaranty arrangement with First Community Bank ("First
Community") pursuant to which Acxiom Corporation guaranteed the obligation of Cope's Aircraft Services, Inc.
("Cope's") to make timely payments of the principal amount owed, when the same become due, under a loan arrangement from First Community to Cope's in the principal amount of $280,000.00. As of February 13, 2002, the balance of such loan was $238,916.65.

                                                        6.01-2

                                                   SCHEDULE 6.02

                                                        to

                                                ACXIOM CORPORATION
                                               TERM CREDIT AGREEMENT

                                                  Existing Liens

1.       Liens described in Schedule 6.01

2.       Lien against assets and capital stock of Acxiom CDC, Inc. in favor of Trans Union LLC to secure performance of services (UCC-1 originally filed August 31, 1992; continuation filed March 12, 1997)

3.       Liens against assets and capital stock of Acxiom Corporation in favor of Bankers/Softech Division of EAB
         Leasing Corp.

                                                   Page 6.02 - 1